Taxation	12 Months Ended
Dec. 31, 2016
TAXATION [Abstract]
Taxation

20. TAXATION

a. Value-Added Tax, Business Tax and related surcharges

Effective September 1, 2012, a pilot program (the “Pilot Program”) for transition from the imposition of PRC business tax (“Business Tax”) to the imposition of value-added tax (“VAT”) for revenues from certain industries and certain cities. On May 1, 2016, the transition from the imposition of PRC business tax (“Business Tax”) to the imposition of value-added tax (“VAT”), was expanded to all industries in China, and as a result all of the Group’s revenues have been subject to a 6% VAT and related surcharges on VAT payable at a rate of 12% since that date. To record VAT payable, the Group adopted the net presentation method, which presents the difference between the output VAT (at a rate of 6%) and the available input VAT amount (at the rate applicable to the supplier).

Prior to the Pilot Program, the Group was subject to a 5% PRC business tax and 0.6% in related surcharges on revenues in the PRC. PRC business tax and the related surcharges are recognized when the revenue is earned.

There is a culture construction fee surcharge of 3% on gross revenues from the online advertising and cinema advertising businesses.

b. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

Entities incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for each of the years ended December 31, 2014, 2015 and 2016.

China

Principal Entities Qualified as HNTEs

The CIT Law generally applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. During this three-year period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria and is eligible for the 15% preferential tax rate for that year. If an HNTE fails to meet the criteria for qualification as an HNTE in any year, the enterprise cannot enjoy the 15% preferential tax rate in that year, and must instead use the regular 25% CIT rate.

For the three years ended December 31, 2014, 2015 and 2016, AmazGame and Gamease were qualified as HNTEs and were entitled to an income tax rate of 15%. AmazGame and Gamease will need to re-apply for HNTE qualification in 2017.

Principal Entities Qualified as Software Enterprises and KNSEs

The CIT Law and its implementing regulations provide that a “Software Enterprise” is entitled to an income tax exemption for two years beginning with its first profitable year and a 50% reduction to a rate of 12.5% for the subsequent three years. An entity that qualifies as a “Key National Software Enterprise” (a “KNSE”) is entitled to a further reduced preferential income tax rate of 10%. Enterprises wishing to enjoy the status of a Software Enterprise or KNSE must perform a self-assessment each year to ensure they meet the relevant criteria for qualification and file required supporting documents with the tax authorities before using the preferential CIT rates. These enterprises will be subject to relevant governmental authorities’ assessment each year as to whether they are entitled to use the relevant preferential CIT treatments. If at any time during the preferential tax treatment years an enterprise uses the preferential CIT rates but the relevant authorities determine that it fails to meet applicable criteria for qualification, the authorities may revoke the enterprise’s Software Enterprise or KNSE status, as applicable.

•	In 2016, Gamespace was in the last year of a three–year period of qualification as a Software Enterprise, during which it is entitled to a 50% reduction to a rate of 12.5%.

•	In 2016, Wuhan Baina Information was in its first year of a two-year period of qualification as a Software Enterprise, during which it is entitled to an income tax exemption.

•	AmazGame qualified as a KNSE and enjoyed a preferential income tax rate of 10% for each of 2013 and 2014. AmazGame performed the self-assessment and filed required supporting documents in 2016 for KNSE status for 2015. AmazeGame was qualified as a KNSE after the relevant government authorities’ assessment and was entitled to a preferential income tax rate of 10% for 2015. As a result, a reversal of income tax of $10.6 million to reflect the preferential income tax rate was recorded in the consolidated statements of comprehensive income for the year ended December 31, 2016. The same process will be followed in 2017 by AmazGame for its preferential income tax treatment as a KNSE for 2016.

The license fees and royalty payments received from licensees in various jurisdictions outside of the PRC are subject to foreign withholding taxes. The Group recognizes such foreign withholding taxes as income tax expense when the related license fee and royalty revenue is recognized.

PRC Withholding Tax on Dividends

Under the CIT Law and its implementation rules, the profits of a foreign invested enterprise arising in 2008 and onwards which are distributed to its immediate holding company outside the PRC are subject to a withholding tax rate of 10%. A lower withholding tax rate will be applied if there is a beneficial tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital (the “China-HK Tax Arrangement”) if such holding company is considered a non-PRC resident enterprises and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to withholding tax rate of 10%.

On October 27, 2009, the PRC State Administration of Taxation issued Circular 601, which provides guidance on determining whether an enterprise is a beneficial owner under China’s tax treaties and tax arrangements. If any of the Company’s Hong Kong subsidiaries is, in the light of Circular 601, to be considered a non-beneficial owner for purpose of the China-HK Tax Arrangement, any dividends paid to it by any of the Company’s PRC subsidiaries would not qualify for the preferential dividend withholding tax rate of 5%, but rather would be subject to the statutory withholding tax rate of 10%. In order to fund the distribution of a dividend to the Company’s shareholders, the Company’s management determined to cause one of the Group’s PRC subsidiaries to declare and distribute a cash dividend of all of its stand-alone 2012 earnings and half of its stand-alone subsequent years’ earnings to its direct overseas parent company, Changyou HK. The Company does not intend to cause any of its PRC subsidiaries to distribute any profits of such subsidiaries with respect to years prior to 2012 to their direct overseas parent companies, but rather intends that such profits will be retained by such subsidiaries for their PRC operations. The Company’s management believes that under the corporate income tax law and relevant rules, such dividend out of earnings generated after January 1, 2012 is subject to a 5% withholding tax. Therefore, withholding tax associated with this distribution plan was accrued and recorded as deferred tax liabilities in the amount of $26.0 million as of December 31, 2016.

Uncertain Tax Positions

For the years ended December 31, 2014, 2015 and 2016, the Company did not have any material interest or penalties associated with tax positions, nor did the Company have any significant unrecognized uncertain tax positions.

As management determined that certain business transactions that took place during 2015 may result in additional tax obligations under relevant tax rules, the Company recognized $14.6 million in tax payable in 2015, which was reclassified to other long-term liabilities in 2016, due to the Company’s expectation that such tax payable would not be settled within twelve months after December 31, 2016.

The Group does not anticipate that the uncertain tax positions will significantly increase or decrease within twelve months after December 31, 2016.

Composition of income tax expense

The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the year ended December 31, ;(in thousands)
	2014	2015	2016
Income/(loss) from foreign entities	$(48,460)	$53,752	$5,371
Income from PRC entities	29,794	190,930	163,282

Income/(loss) before income tax expenses	$(18,666)	$244,682	$168,653
Current income tax expense	$21,930	$44,668	$9,109
Deferred tax	(20,965)	8,009	11,403

Income tax expenses applicable to PRC entities	$965	$52,677	$20,512
Foreign withholding tax expense	1,528	1,378	1,071

Income tax expense	$2,493	$54,055	$21,583

Reconciliation between the statutory CIT rate and the Group’s effective tax rate is as follows:

	For the year ended December 31,
	2014	2015	2016
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays*	115.8%	(12.8)%	(16.0)%
Tax differential from statutory rate applicable to overseas subsidiaries	(37.9)%	3.7%	1.2%
Effect of withholding taxes	(26.7)%	1.6%	2.3%
Changes in valuation allowance	(69.5)%	(2.7)%	0.9%
Other permanent book-tax differences	(20.1)%	7.3%	(0.6)%

Effective CIT rate	(13.4)%	22.1%	12.8%

*	The income tax reversal resulting from the preferential income tax rate that AmazGame received as a 2015 KNSE is included in the “Effect of tax holidays” in the table above.

The combined effects of the income tax expense exemption and reduction available to the Group are as follows (in thousands, except per share data):

	For the year ended December 31,
	2014	2015	2016
Tax holiday effect	$21,619	$31,431	$26,969
Basic earnings per share	$0.20	$0.30	$0.26

c. Deferred tax assets and liabilities

Significant components of the Group’s deferred tax assets consist of the following:

	As of December 31, ;(in thousands)
	2015	2016
Deferred tax assets
Net operating loss from operations	$40,788	$29,694
Intangible assets	3,308	2,393
Accrued salary and benefits	4,678	3,557
Others	1,162	5,052

Total deferred tax assets	49,936	40,696
Less: Valuation allowance	(32,534)	(32,744)

Net deferred tax assets	$17,402	$7,952

Deferred tax liability
Withholding tax related to distribution of dividend	$24,884	$26,002
VAT refund	3,616	3,334

Net deferred tax liabilities	$28,500	$29,336

In November 2015, the FASB issued Accounting Standards Update 2015-17, Balance Sheet Classification of Deferred Taxes, which requires deferred income tax liabilities and assets to be classified as non-current in a classified balance sheet, and eliminates the prior guidance which required an entity to separate deferred tax liabilities and assets into a current amount and a non-current amount in a classified balance sheet. The standard is effective for annual reporting periods beginning after December 15, 2016, and interim periods within those annual periods. Early adoption is permitted. Additionally, the new guidance may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Group elected to early adopt this guidance retrospectively during the fourth quarter of 2016. As a result of the adoption of this guidance, $4.7 million of current deferred tax assets and $24.9 million of deferred tax liabilities was reclassified to non-current as of December 31, 2015.

As of December 31, 2015 and 2016, the Group had made a valuation allowance against its deferred tax assets to the extent such deferred tax assets were not expected to be realized by certain subsidiaries and VIEs. The Group evaluated a variety of factors in determining the amount of the valuation allowance, including uncertainty as to the success of the Group’s businesses due to intense competition in the industries in which the Group operates its businesses and the migration of game players to mobile devices.

In 2016, $4.6 million of PRC net operating losses generated from previous years expired. The remaining PRC net operating losses will expire successively commencing in 2017.